U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 13, 2021

Cannapharmarx, Inc.

(Exact name of small business issuer as specified in its charter)

Delaware	333-256123	24-4635140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

3600

888-3rd Street SW

Calgary, Alberta, Canada T2P5C5

(Address of principal executive offices)

(949) 652-6838

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CPMD	OTC Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

CannaPharmaRx, Inc. (the “Company”) consummated the sale of its Hanover, Ontario facility for Two Million Canadian Dollars ($2,000,000 CAD). The Hanover facility includes ten acres of land and 48,800 square feet of growing space.

Item 7.01	Regulation FD Disclosure

Attached is a copy of a press release being issued by the Company relating to the Purchase and Sale Agreement, a copy of which is attached as Exhibit 99.6 and is hereby incorporated.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Number	Exhibit

99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2021	CANNAPHARMARX, INC.

By: /s/ Dominic Colvin
Chief Executive Officer

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